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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): 2/21/06 (2/15/06)

                             LASERSIGHT INCORPORATED
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 0-19671

                   DE                                  65-0273162
     (State or other jurisdiction of                  (IRS Employer
             incorporation)                        Identification No.)

                   6848 Stapoint Court, Winter Park, FL 32792
          (Address of principal executive offices, including zip code)

                                  407-678-9900
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

      (b) On February 15, 2006 Dorothy Cipolla resigned from her positions as CFO & Secretary of LaserSight Inc. (the "Company") effective February 27, 2006. Mrs. Cipolla served as the Company's principal financial officer and principal accounting officer.

      (c) On February 15, 2006 Company's Board of Directors appointed Zhaokai ("Art") Tang, the Company's Vice President and Treasurer, to serve as the Company's interim Chief Financial Officer and Secretary, effective February 28, 2006.

      Mr. Tang has served as Vice President of Finance and Treasurer of LaserSight since March 2005. Prior to joining LaserSight, he has served in various financial management positions. From 1994 to 2000, he was General Manager of the Management Department at China New Industries Investment Co., Ltd., a holding company in China. From 2001 to 2004, he was Chief Financial Officer and Vice President with Shenzhen New Industries Medical Development Co., Ltd. in China. From 2003 to 2004, Mr. Tang was Vice President with New Industries Investment Consultants (H K) Ltd., a consulting company in Hong Kong. He received a Master of Business Administration from the University of Hull in England.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (d) Exhibits.

         Exhibit No.    Description
         -----------    --------------------------------------------------------
            99.1        Press release of February 21, 2006, announcing the
                        resignation of CFO Dorothy Cipolla from her positions with the Company effective February 27, 2006 and appointment of Zhaokai Tang as Interim CFO (Filed herewith).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  LaserSight Incorporated


Date:   February 21, 2006                         By:  /s/ Danghui ("David") Liu
                                                       -------------------------
                                                       Danghui ("David") Liu
                                                       Chief Executive Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
-----------     ----------------------------------------------------------------
EX-99.1         Press release of February 21,2006, announcing the resignation of
                CFO Dorothy Cipolla from her positions with the Company effective February 27, 2006 and appointment of Zhaokai Tang as Interim CFO (Filed herewith)

                                   Page 4 of 4